Supplement dated December 7, 2020
To The Prospectuses Dated October 2, 2006 for

Asset I; Asset II; Plus (Bonus Recap);
Plus (No Recap); Freedom; Select; and Choice
Flexible Payment Deferred Combination Fixed
and Variable Annuity Contracts

Issued Through
Jackson Sage Variable Annuity Account A
Formerly The Sage Variable Annuity Account A

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

To The Prospectus Dated October 2, 2006 for

Life Asset I
Modified Single Payment Combination Fixed
and Variable Life Insurance Contracts

Issued Through
Jackson Sage Variable Life Account A
Formerly The Sage Variable Life Account A

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

To The Prospectuses Dated December 29, 2006 for

403B Group Variable Annuity Plan;
Individual Deferred Variable Annuity Plan; and
Group Variable Annuity Plan

Issued Through
Jackson SWL Variable Annuity Fund I
Formerly Variable Annuity Fund I of Southwestern Life

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

This supplement updates certain information contained in the above-referenced prospectuses for Contracts formerly issued by Reassure America Life Insurance Company (“REASSURE”).  Please read it and keep it together with your prospectus for future reference.

Please note that our mailing address has changed. Effective December 15, 2020, please direct all written requests and inquiries related to your variable annuity or variable life Contract to Jackson National Life Insurance Co., P.O. Box 1265, Jacksonville, IL 62651, or, for overnight mail, to Jackson National Life Insurance Co., 1275 Sandusky Rd., Jacksonville, IL 62650.